UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement

On January 25, 2021, DIRTT Environmental Solutions Ltd. (the “Company”) completed its previously disclosed issuance and sale of C$35.0 million aggregate principal amount of 6.00% convertible unsecured subordinated debentures due 2026 (the “Debentures”) (the “Offering”). The Debentures were offered to the public through a syndicate of underwriters (the “Underwriters”) led by National Bank Financial Inc. The Company also granted the Underwriters an over-allotment option to purchase up to an additional C$5.25 million aggregate principal amount of Debentures on the same terms, exercisable in whole or in part at any time up to 30 days following the closing of the Offering. The Company completed the Offering pursuant to the Underwriting Agreement filed as Exhibit 1.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 13, 2021. On January 26, 2021, the Underwriters exercised their over-allotment option in full to purchase the additional Debentures, and that sale closed on January 29, 2021.

The Company expects to use a portion of the net proceeds from the Offering, together with the Company’s leasing facilities and cash reserves on hand, for capital expenditures, including investments in the Company’s technology innovation, with the remaining portion being used for working capital, and general corporate purposes, including continued investments in the Company’s sales and marketing functions.

The Debentures will bear interest at the rate of 6.00% per annum and will mature on January 31, 2026. Interest on the Debentures is payable semi-annually in arrears on January 31 and July 31 of each year, beginning on July 31, 2021.

The Debentures will be convertible into common shares of the Company (“Common Shares”), at the option of the holder, at any time prior to the close of business on the earlier of January 31, 2026 and the business day immediately preceding the date specified by the Company for redemption of the Debentures at a conversion price of C$4.65 per Common Share (the “Conversion Price”), being a ratio of approximately 215.0538 Common Shares per C$1,000 principal amount of Debentures. The Conversion Price represents a conversion premium of approximately 50.0% to the closing price of the Common Shares on January 7, 2021, on the Toronto Stock Exchange (“TSX”) subject to adjustments in accordance with the Indenture (as defined below). Holders converting their Debentures will receive accrued and unpaid interest thereon to but excluding the date of conversion.

The Debentures will not be redeemable before January 31, 2024, except in certain limited circumstances following a change of control. On or after January 31, 2024 and prior to January 31, 2025, the Company may at its option redeem the Debentures, in whole or in part from time to time, at par plus accrued and unpaid interest, if any, to but excluding the date of redemption, provided that the volume weighted average trading price of the Common Shares on the TSX for the 20 consecutive trading days ending five trading days preceding the date on which notice of redemption is given is not less than 125% of the Conversion Price. On or after January 31, 2025, the Company may at its option redeem the Debentures, in whole or in part from time to time, at par plus accrued and unpaid interest, if any, to but excluding the date of redemption. The Company shall provide not more than 60 nor less than 30 days’ prior notice of redemption.

The Company may elect, subject to applicable regulatory approval and provided that the Company is not in default under the Indenture, to satisfy an interest obligation: (i) in cash; (ii) by delivering sufficient Common Shares to the applicable Trustee for sale, to satisfy the interest obligation, in which event holders of the Debentures will be entitled to receive a cash payment equal to the interest payable from the proceeds of the sale of such Common Shares; or (iii) any combination of (i) and (ii) above.

The Company has the option to satisfy its obligation to repay the principal amount of the Debentures, in whole or in part, plus accrued and unpaid interest, due upon redemption or on the maturity date, upon at least 30 days’ and not more than 60 days’ prior notice, by delivering a number of freely tradable Common Shares obtained by a formula relating to the then-current market price of the Common Shares.

The Debentures will be direct unsecured obligations of the Company ranking subordinate to all liabilities, except liabilities which by their terms rank in right of payment equally with or subordinate to the Debentures. The Debentures will rank pari passu with all subordinate debentures issued by the Company. The Debentures were issued under an indenture, dated as of January 25, 2021 (the “Base Indenture”), by and among the Company, Computershare Trust Company of Canada and Computershare Trust Company, National Association, as supplemented by a supplemental indenture, dated January 25, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Base Indenture is filed herewith as Exhibit 4.1, and the Supplemental Indenture is filed herewith as Exhibit 4.2 to this Current Report on Form 8-K, and the terms and conditions thereof are incorporated by reference herein.

Each of the Base Indenture and the Supplemental Indenture is also filed with reference to, and is hereby incorporated by reference into, the Company’s Registration Statement on Form S-3 (File No. 333-251660), initially filed with the Commission on December 23, 2020 (as amended, the “Registration Statement”).

The Debentures were offered in Canada (excluding Quebec) pursuant to a short form prospectus under Canadian law and in the United States pursuant to the Registration Statement. The material terms of the Debentures are described in the prospectus supplement, dated January 18, 2021, filed by the Company with the Commission on January 19, 2021, pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Debentures and supplements the prospectus, dated January 6, 2021, that constitutes a part of the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties including, without limitation, statements regarding the anticipated use of proceeds from the Offering. The words “anticipate,” “believe,” “expect,” “estimate,” “intend,” “plan,” “project,” “outlook,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, the uncertainties related to market conditions, the severity and duration of the COVID-19 pandemic and related economic repercussions and other risks can be found under the headings “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Reports on Form 10-Q. The forward-looking statements speak only as of the date made and, other than as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	Base Indenture, dated January 25, 2021, by and among DIRTT Environmental Solutions Ltd., Computershare Trust Company of Canada and Computershare Trust Company, National Association as Trustees.

4.2	Supplemental Indenture, dated January 25, 2021, by and among the Company, Computershare Trust Company of Canada and Computershare Trust Company, National Association as Trustees.

5.1	Opinion of Bennett Jones LLP.

23.1	Consent of Bennett Jones LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: January 29, 2021	By:	/s/ Geoffrey D. Krause
Geoffrey D. Krause
Chief Financial Officer
(Principal Financial Officer)

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